                                                                 EXHIBIT 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mueller Industries, Inc. (the "Company") on Form 10-Q for the period ending March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William D. O'Hagan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                        /S/ WILLIAM D. O'HAGAN
                                        William D. O'Hagan
                                        Chief Executive Officer
                                        April 25, 2008